Exhibit 99.1

Worksport Secures Second National Distributor & Projects $21.5M in Repeatable B2B Revenue

Dealer Network Expands now to over 550 U.S. Locations; Recurring Revenue Expected to Further Accelerate in 2025.

West Seneca, New York, June 10, 2025 — Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S. based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors, today announced a significant milestone: the addition of a second national automotive distributor. This strategic agreement expands the Company’s partnered dealer network to over 550 locations across the United States—representing a nearly 6x increase since the beginning of 2025.

This momentum marks Worksport’s second national distribution agreement in under two months, following its April 2025 partnership with Patriot Auto Group, which brought over 200 dealers under the Worksport dealer network. The newest agreement adds access to approximately 250 additional dealer accounts, further accelerating the Company’s penetration into high-value retail markets through strategically aligned partners.

Repeatable Revenue at Scale Projected to Exceed $21.5 Million—With Room to Grow

With more than 450 new accounts added year-to-date, up from 94 at the start of the year, Worksport’s U.S. dealer network is expanding rapidly. As of today, the Company actively sells to 187 of its 550 dealer partners, with new accounts joining weekly.

At full activation, Worksport estimates these channels can support over $21.5 million in annual repeatable revenue, alone (not including B2C sales via its online platform), driven by ongoing B2B traction and demand for its premium, American-made tonneau covers. Importantly, this figure reflects revenue potential at current scale—a number that management expects to grow meaningfully as dealer onboarding continues through the second half of this year.

Management reaffirms full-year 2025 revenue guidance of $20-$25 million, representing a 2.5-3x increase year-over-year. This surge is supported by strong dealer adoption, expanding product availability, and increasing gross margins across all sales channels.

“Our strategic focus on supporting U.S. brick-and-mortar retailers with Made-in-America products continues to prove itself,” said Steven Rossi, Chief Executive Officer of Worksport. “This milestone validates the strength of our distribution model and the surging demand for competitively priced, high-quality truck accessories. With more than 17,000 potential dealer locations across the country, we’ve only begun to tap into our total addressable market. Following a 157% year-over-year increase in gross margin in Q1 2025, we are extremely optimistic about the road ahead.”

Momentum Accelerates Across All Sales Channels

In parallel with its expanding wholesale network, Worksport is maintaining strong performance in its direct-to-consumer (DTC) segment, generating approximately $1 million in monthly e-commerce revenue – and growing. This dual-channel model—B2B and DTC—is expected to deliver sustained top-line growth through the remainder of 2025, reinforcing the Company’s diversified revenue base and accelerating overall scalability.

These developments come ahead of the anticipated Fall 2025 commercial launch of SOLIS, Worksport’s patented solar-integrated tonneau cover, and COR, its portable energy storage system. Together, these products are positioned to unlock new, higher-margin revenue streams in multi-billion-dollar clean-tech and off-grid power markets—well beyond the Company’s core automotive footprint.

Strategic Outlook: Positioned for Multi-Vector Growth

With two national distributors onboard, scalable B2B infrastructure in place, and high-impact clean energy products nearing launch, Worksport is now executing across multiple growth vectors. The Company remains focused on capturing greater market share, enhancing operational efficiencies, and advancing toward sustainable profitability and positive cash flow in fiscal 2025 and beyond. Worksport’s sales team is actively working to establish additional meaningful, strategic B2B reseller accounts within the US and Canadian markets.

For further information:

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128

W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

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About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, portable power systems, and clean heating & cooling solutions. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the electric vehicle (EV) sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and Cold-Climate Heat Pump (CCHP) technology. Terravis Energy’s website is terravisenergy.com.

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